SUMMARY PROSPECTUS	August 1, 2025
Pear Tree Polaris Foreign Value Small Cap Fund	Ordinary Shares: QUSOX Institutional Shares: QUSIX R6 Shares: QUSRX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.peartreefunds.com/fund-documents/. You may also obtain this information at no cost by calling 1-800-326-2151 or by sending an email request to info@peartreefunds.com. The current prospectus and statement of additional information dated August 1, 2025, as amended, are incorporated by reference into this summary prospectus.

Investment Objective: Long-term growth of capital and income.

Fee Table and Expenses of Foreign Value Small Cap Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of Foreign Value Small Cap Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Ordinary Shares	Institutional Shares		R6 Shares
Management Fees	1.00%	1.00%		1.00%
Distribution (12b-1) Fees	0.25%	None		None
Other Expenses	0.27%	0.27%		0.12%
Total Annual Fund Operating Expenses	1.52%	1.27%		1.12%
Fee Waiver and/or Expense Reimbursement (1)	0.10%	0.22	% (2)	0.10%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement (1)	1.42%	1.05	% (2)	1.02%

(1)The Manager has contractually agreed until July 31, 2026 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to Foreign Value Small Cap Fund such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of Foreign Value Small Cap Fund would be calculated using an annual rate of 0.90 percent of Foreign Value Small Cap Fund’s net assets. This fee waiver only may be terminated with the approval of the Trustees. The Manager does not have a right to recoup from Foreign Value Small Cap Fund amounts that it has waived under that agreement.

(2)The Manager, in its capacity as transfer agent to Pear Tree Funds, has contractually agreed until July 31, 2026 to waive such portion of the fees that it would otherwise receive for serving as transfer agent under its agreement with Pear Tree Funds such that the aggregate transfer agent fee with respect to Institutional Shares would be calculated using an annual rate of 0.04 percent of Foreign Value Small Cap Fund’s net assets attributable to Institutional Shares. This fee waiver only may be terminated with the approval of the Trustees. This fee waiver does not apply to Ordinary Shares or R6 Shares. The Manager does not have a right to recoup from Foreign Value Small Cap Fund amounts that it has waived under that agreement.

Example

This example is intended to help you compare the cost of investing in Foreign Value Small Cap Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Foreign Value Small Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5 percent return each year and that Foreign Value Small Cap Fund’s operating expenses remain the same as set forth in the table above. The example also assumes that the fee waiver and expense reimbursement agreements currently in effect expire July 31, 2026; therefore, amounts for 3-, 5- and

10-year periods do not include any adjustment to reflect any fee waivers or expense reimbursements. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Ordinary Shares	$145	$470	$819	$1,804
Institutional Shares	$107	$381	$676	$1,515
R6 Shares	$104	$346	$607	$1,354

Portfolio Turnover

Foreign Value Small Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect Foreign Value Small Cap Fund’s performance. During the most recent fiscal year, Foreign Value Small Cap Fund’s portfolio turnover rate was 13 percent of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, Foreign Value Small Cap Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities issued by foreign markets, small-cap value issuers. A foreign markets issuer is an issuer operating in any industry sector that derives at least 50 percent of its gross revenues or profits from goods or services produced in non-U.S. markets or from sales made in non-U.S. markets. A small-cap issuer is a company having a market capitalization at time of purchase between $50 million to $5 billion. Equity securities include common and preferred shares, warrants and other rights derivative of or convertible into common stocks, American Depositary Receipts (ADRs), and Indian participatory notes (generally an interest in a pool of Indian-listed securities that is traded exclusively outside India by non-Indian registered investors), as well as shares of mutual funds and exchange-traded funds (ETFs), each of which invests at least 80 percent of its net assets in similar securities issued by foreign markets, small cap value issuers.

To manage Foreign Value Small Cap Fund’s portfolio, its sub-adviser seeks to identify 50 to 100 value securities, that is, foreign markets, small-cap securities that the sub-adviser considers as being mispriced by the market but having the best opportunity for price appreciation to reflect their long-term fundamental valuations and/or future cash flows. To select specific investments, the sub-adviser uses a proprietary quantitative investment process focused on bottom-up fundamental research.

Foreign Value Small Cap Fund’s sub-adviser may utilize options in an attempt to improve the risk/return profile of Foreign Value Small Cap Fund’s returns. Foreign Value Small Cap Fund also may for hedging purposes buy and sell forward foreign currency exchange contracts in connection with its investments.

Generally, Foreign Value Small Cap Fund invests in foreign markets issuers in the countries represented by the MSCI Emerging Markets Index. Foreign Value Small Cap Fund generally will be invested in issuers in ten or more foreign countries. However, Foreign Value Small Cap Fund may be invested in securities from any country, any industry sector, or of any market capitalization amount.

Principal Investment Risks

It is possible to lose money by investing in Foreign Value Small Cap Fund. An investment in Foreign Value Small Cap Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market, Industry and Specific Holdings. The share price of Foreign Value Small Cap Fund may fall because of weakness in and external shocks to the stock markets, generally, weakness with respect to a particular industry in which Foreign Value Small Cap Fund has significant holdings, or weaknesses associated with one or more specific companies in which Foreign Value Small Cap Fund may have substantial investments.

Foreign Securities, including Emerging Markets Securities. Foreign Value Small Cap Fund’s investments in or exposure to foreign securities (including ADRs) may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. The risks of foreign investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable. They also are more susceptible to governmental interference, do not require issuers to publish quality current financial information, and tend to have less liquid and efficient trading markets than those of developed countries. The value of a foreign security may change materially at times when U.S. markets are not open for trading.

Value Stock Investing. A value investment style periodically comes into and falls out of favor with investors. Value stocks typically carry the risk that market prices may never recognize their intrinsic values.

Small- and Micro-Capitalization Securities. Investments in small- and micro-capitalization companies typically present greater risks than investments in larger companies and, as a result, the performance of Foreign Value Small Cap Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.

Liquidity Risk. To meet shareholder redemption requests and other cash requirements, Foreign Value Small Cap Fund may have to sell certain portfolio securities at times when there may be few, if any, buyers, causing Foreign Value Small Cap Fund to accept sale prices below the amounts that had been used by the fund to determine its net asset value.

Investment Strategies, Generally, and Quantitative Investment Risk. Foreign Value Small Cap Fund’s investment strategy is based on assumptions of market and investor behavior. There are risks that those assumptions are incorrect, become outdated, or do not apply to specific market and political events. In those cases, the investment strategy is likely not to operate as anticipated, causing a loss in the value of Foreign Value Small Cap Fund’s portfolio. Foreign Value Small Cap Fund’s quantitative investment model is more complex than a typical non-quantitative strategy, and thus, may be less predictable in how it may react to specific market or political events.

Risks of Investing in ADRs. The risks of investing in ADRs include the risks of investing in individual U.S. equities, but they also include risks associated with investing in foreign equities. In addition, an ADR may not track the price of its associated underlying foreign security.

Currency and Option Contracts and Other Derivatives. Foreign Value Small Cap Fund’s investments in currency futures, forwards, options and other derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected. Options contracts also are subject to the risks of leveraged transactions, and it may be difficult or impossible for Foreign Value Small Cap Fund to liquidate an open option contract.

Investments in Other Collective Investment Funds. To the extent that Foreign Value Small Cap Fund invests in mutual funds and exchange-traded funds (ETFs), Foreign Value Small Cap Fund’s investment performance would be directly related to the investment performance of the other funds. It also would bear its proportionate share of any management and other fees paid by the other funds, subjecting Foreign Value Small Cap Fund shareholders to some duplication of fees.

Specific Industry, Sector Concentration. Foreign Value Small Cap Fund does not have a policy of investing a significant portion of its assets in a specific industry or group of industries (a group of industries is also known as a “sector”). From time to time, however, it may have significant investments in companies in a specific industry or sectors, subjecting it to risks of that industry or sector, which may be greater than general market risk.

Regional/Country Focus. Foreign Value Small Cap Fund does not have a policy of investing a significant portion of its assets in any particular region or country, However, to the extent that Foreign Value Small Cap Fund focuses its investments in a particular geographic region or country, it may be subject to increased currency, political, regulatory and other risks associated with that region or country.

Cybersecurity and Technology Risk. Foreign Value Small Cap Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems, which are subject to different threats and risks that could adversely affect Foreign Value Small Cap Fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to Foreign Value Small Cap Fund and its shareholders.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Past Performance

The following bar chart and table provide some indication of the risks of investing in Foreign Value Small Cap Fund by showing changes in Foreign Value Small Cap Fund’s performance over time. The tables also compare Foreign Value Small Cap Fund’s performance to a broad measure of market performance that reflects the type of securities in which Foreign Value Small Cap Fund invests. Past performance does not necessarily indicate how Foreign Value Small Cap Fund will perform (before and after taxes) in the future. Updated performance information is available at www.peartreefunds.com.

A Note on Performance

Ordinary Shares and Institutional Shares each commenced operations on May 1, 2008. R6 Shares commenced operations on February 6, 2017.

Calendar Year Total Returns — Ordinary Shares The bar chart below provides performance information for Foreign Value Small Cap Fund’s Ordinary Shares.

Calendar year-to-date return of the Ordinary Shares of Foreign Value Small Cap Fund as of June 30, 2025 was 22.91%.

Best Quarter:	Q4 2020	22.95%
Worst Quarter:	Q1 2020	(30.70)%

Average Annual Total Returns for the periods ended December 31, 2024

	1 Year	5 Years	10 Years
Ordinary Shares Before Tax	(2.31)%	3.55%	4.52%
After Tax on Distributions	(2.68)%	3.01%	4.00%
After Tax on Distributions, with Sale	(0.78)%	2.88%	3.68%
Institutional Shares Before Tax	(1.95%	3.92%	4.87%
R6 Shares Before Tax	(1.98)%	3.97%	—
MSCI ACWI ex USA (reflects no deduction for fees, expenses or taxes)(1)	6.09%	4.61%	5.31%
MSCI ACWI ex USA Small Cap (reflects no deduction for fees, expenses or taxes)(2)	3.85%	4.77%	6.10%

(1)MSCI ACWI ex USA Index captures 1,981 large- and mid-cap companies across 22 of 23 developed markets (other the U.S.), and 24 emerging markets countries, and it covers approximately 85 percent of the global equity opportunity set outside the U.S. The index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the index.

(2)The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the United States) and 24 Emerging Markets (EM). With 4,255 constituents as of May 31, 2025, the index covers approximately 14 percent of the global equity opportunity set outside the U.S. The index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The index returns assume the reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the index.

After-Tax Returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares and R6 Shares may vary. Actual after-tax returns may differ depending on your individual circumstances.

Management

Foreign Value Small Cap Fund is managed by Pear Tree Advisors, Inc. and is sub-advised by Polaris Capital Management, LLC (“Polaris”). The following employees of Polaris serve as the portfolio managers of Foreign Value Small Cap Fund:

Investment Team	Position at Polaris	Manager of the Fund Since
Bernard R. Horn, Jr.	President and Chief Investment Officer	2008
Sumanta Biswas, CFA	Vice President and Portfolio Manager	2008
Bin Xiao, CFA	Portfolio Manager	2012
Jason M. Crawshaw	Portfolio Manager	2017

Buying and Selling Fund Shares

You may buy or sell shares of Foreign Value Small Cap Fund on any business day by contacting the Pear Tree Funds, through mail or by phone, through your broker or financial intermediary, and, in the case of R6 Shares, by contacting your retirement plan administrator or recordkeeper.

Initial Investment Minimum	Contact Information

Ordinary Shares: $2,500* Individual retirement accounts, certain accounts for minors, and automatic investment accounts $1,000*

Institutional Shares: $1,000,000* Certain wrap programs, registered advisers, certain government plans Pear Tree Fund affiliates and employees $0

R6 Shares: $100,000** Certain wrap programs, registered advisers, certain government plans Pear Tree Fund affiliates and employees $0

Mail:Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road, Suite 202 Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.peartreefunds.com

*May be waived by the Pear Tree Fund’s transfer agent.

**May be waived for: qualified and non-qualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment, or Trustees, employees of Manager or its affiliates, or members of the fund’s portfolio management team.

Ongoing Investment Minimum

Ordinary Shares: 50 shares
Institutional Shares: 50 shares
R6 Shares: None

Tax Information

Foreign Value Small Cap Fund’s distributions may be taxable as ordinary income or capital gains, unless your investment is through an IRA, 401(k) or other tax-advantaged investment plan. These tax-advantaged plans may be taxed upon withdrawal at a later date based upon your individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of Foreign Value Small Cap Fund through a broker-dealer or other financial intermediary (such as a bank), Foreign Value Small Cap Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Foreign Value Small Cap Fund over another investment. These payments are not applicable to R6 Shares. Ask your salesperson or visit your financial intermediary’s website for more information.